CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 33-43799, 33-71446, 33-86358, 33-89584, 333-04962, 333-06324, 333-07466, 333-10338, 333-10624, 333-12878 and 333-51434-1 and Form F-3 Nos. 333-06896, 333-08246, 333-13556 and 333-8926 and Form F-4 No. 333-105853) of The News Corporation Limited and subsidiaries of our report dated August 14, 2002 (except for Note 24, as to which the date is June 27, 2003), with respect to the consolidated financial statements of The News Corporation Limited included in this Annual Report (Form 20-F/A) for the year ended June 30, 2002.

/S/    ERNST & YOUNG

Sydney, Australia

June 27, 2003